Exhibit 32.2

Certification by Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of GigaCloud Technology Inc (the “Company”) on Form 10-Q for the quarter ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Erica Xiaoyang Wei, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2025

By: /s/ Erica Xiaoyang Wei
Name: Erica Xiaoyang Wei
Title: Chief Financial Officer
(Principal Financial Officer)